Income Taxes - Schedule of Significant Components of Deferred Tax Assets and Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Non-current deferred tax assets:
Accruals and others	¥ 18,124	$ 2,843	¥ 7,596
Net operating loss carry forwards	657,571	103,187	1,044,010
Carryforwards of deductible advertising expenses	11,321	1,777	11,500
Allowance for doubtful accounts	252,605	39,639	269,615
Subtotal	939,621	147,447	1,332,721
Less: valuation allowance	(939,621)	(147,447)	(1,332,721)	$ (209,133)	¥ (1,246,296)	¥ (1,207,426)
Total non-current deferred tax assets, net	0	0	0
Non-current deferred tax liabilities:
Recognition of intangible assets arising from business combination	(2,382)	(374)	(14,861)
Total non-current deferred tax liabilities, net	¥ (2,382)	$ (374)	¥ (14,861)